Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act

I, Jane A. Kanter, Principal Executive Officer and President of ARK ETF Trust (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	4/29/2016	/s/ Jane A. Kanter
Jane A. Kanter, Principal Executive Officer and President

I, William C. Cox, Treasurer and Chief Financial Officer of ARK ETF Trust (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	4/29/2016	/s/ William C. Cox
William C. Cox, Treasurer and Chief Financial Officer
(principal financial officer)